UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

MANAGERS AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end:	MAY 31

Date of reporting period:	JUNE 1, 2006 – MAY 31, 2007
(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers AMG

May 31, 2007

Essex Growth Fund

Essex Small/Micro Cap Growth Fund

Managers AMG Funds

Essex Growth and Essex Small/Micro Cap Growth

Annual Report—May 31, 2007

Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

INVESTMENT MANAGER’S COMMENTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

Essex Growth Fund	4

Essex Small/Micro Cap Growth Fund	9

FINANCIAL STATEMENTS

Statements of Assets and Liabilities	16

Funds’ balance sheet, net asset value (NAV) per share computation and cumulative undistributed amount

Statements of Operations	17

Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	18

Detail of changes in Fund assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	19

Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	21

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26

TRUSTEES AND OFFICERS	27

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Fellow Shareholder:

As most investors expected, the U.S. economy slowed over the course of the past year and the rest of the world continued on a generally stable growth trajectory. In fact, if there were real surprises, they were that 1) the U.S. economy didn’t slow more under the well publicized strain of both the housing slowdown and related meltdown in the sub-prime lending sector and 2) the global capital markets’ demand for higher risk-oriented assets is not simply related to the so called “carry trade” but something deeper and more durable. Underpinned by a global economy performing generally within expectations, and, aside from a sharp and short-lived market correction beginning in late February, the domestic and foreign stock markets climbed steadily, providing strong gains for the period. Meanwhile, bonds provided satisfactory returns, essentially earning their coupons as interest rates moved only marginally, and credit spreads remained at historically slim levels.

While the strong equity market return may seem counterintuitive in the face of slowing earnings, a significantly deteriorating housing market and the stress fractures among the mortgage lending industry, there are several positive trends continuing to run that lead to these results. First, because of widespread belief that the economy would be slowing, investors’ expectations for earnings growth were relatively conservative, and most companies exceeded these modest expectations during the period. Furthermore, although the U.S. economy is slowing, the global economy is healthy, and global growth is significant in its contribution to U.S. companies’ earnings. In addition, the amount of liquidity searching for return in a relatively low interest rate environment remains historically high. A clear illustration of this is the enormous amount of money currently gathered in private equity pools searching for and buying up public companies on a daily basis. Low volatility and low interest rates have encouraged investors to increase leverage, which has thus far been rewarding.

Speaking of interest rates, at the beginning of the period (mid 2006), as the Federal Open Market Committee (FOMC) was finishing its two-year campaign of interest rate increases, investors were confidently predicting and wishing that the Fed would reduce rates by early 2007, which was consistent with the expectations for a real slowdown in the economy. However, more recently those expectations for a near term rate cut have evolved into uncertainty over the outlook for any rate cut at all, as the Fed has been satisfied to stand pat and communicate concerns balanced between too much inflation risk versus a slowing economy. Again, while the economy has slowed, it does not appear to be falling into recession. Credit spreads remain tight because of a high demand for yield, a relatively low issuance of debt, and historically low default rates.

Although these conditions cannot be sustained indefinitely, they can, without a shock or catalyst, remain in place for some time. Advances in technology and the globalization of the labor force have helped increase competition, improve productivity and keep the inflation rate at bay even with rising commodity and energy prices. Most stock market observers will agree that valuation ratios are reasonable and very close to long-term averages. Therefore, the market’s direction will be driven by investor perception of economic developments rather than by any need for the market to correct from valuations that are either too high or low.

Noting the risks and known stresses present in the U.S. economy, we believe that the current strength of many foreign economies, the continued full U.S. employment picture, and the continued high levels of corporate free cash flow will all help to pull the U.S. economy through a period of slow growth. Hence, we continue to believe that investors should maintain their portfolios with allocations near their long-run targets, and take full advantage of opportunities to participate in the growth of the global economy. At this stage, the main risk to the outlook for U.S. equities seems to be that investors expectations for interest rates could swing like a pendulum from expecting a rate cut to fearing a rate hike. While this has not occurred, as we have observed above, expectations have swung towards the center point. In any event, investors should be well served by an appropriately balanced and globally diversified portfolio.

One of our foremost goals at Managers Investment Group is to structure and manage mutual funds that will help our shareholders and clients become more successful in reaching their investment goals and objectives. Each of our Funds is geared to provide you with exposure to a specific asset class or segment of the market. Investors tend to use our Funds as part of their overall asset allocation in order to structure a well-diversified portfolio intended to meet individual needs. Most of our Funds, like the Managers AMG Essex Growth Fund and the Managers AMG Essex Small/Micro Cap Growth Fund, are, therefore, designed to be building blocks.

Letter to Shareholders (continued)

The following report contains details for the mutual funds managed by Essex Investment Management for the fiscal year ended May 31, 2007. This report contains a discussion of each Fund’s performance over the year along with a listing of the investment portfolio and financial statements. Should you have any questions about this report, or if you’d like to receive a Prospectus and additional information, including fees and expenses, for this or any of the other Funds in our family, please feel free to contact us at
1-800-835-3879, or visit our website at www.managersinvest.com. As always, please read the Prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in Managers AMG Funds.

Sincerely,

John H. Streur	Tom Hoffman, CFA
Senior Managing Partner	Executive Vice President and CIO
Managers Investment Group LLC	Managers Investment Group LLC

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated in the table.

Actual Expenses

The first line of the table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your on-going costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended May 31, 2007	Beginning Account Value 12/01/2006	Ending Account Value 05/31/2007	Expenses Paid During the Period*
Essex Growth Fund
Institutional Class
Actual	$1,000	$1,065	$5.25
Hypothetical (5% return before expenses)	$1,000	$1,020	$5.14
Essex Small/Micro Cap Growth
Class A
Actual	$1,000	$1,155	$8.00
Hypothetical (5% return before expenses)	$1,000	$1,018	$7.49
Class C
Actual	$1,000	$1,150	$12.01
Hypothetical (5% return before expenses)	$1,000	$1,014	$11.25

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Essex Growth Fund

Portfolio Manager’s Comments

Year in Review

For the fiscal year ended May 31, 2007, the Essex Growth Fund (the “Fund”) gained 11.4%, underperforming the Russell 3000 Growth Index, which returned 20.1%.

Major US equity markets fluctuated throughout 2006, however, the year ended on a strong note with major stock market indices advancing in the final three months of calendar year 2006. Falling oil prices, an explosion in merger activity, and easing bond yields created supportive conditions for most equity types. Growth stocks of all sizes enjoyed a healthy rebound in the fourth quarter, yet trailed their value counterparts for the year.

US equities started 2007 on a positive note only to give back most of their gains in late February and early March. A number of events transpired to cause investors to reassess their risk tolerances, including worsening conditions among sub-prime mortgage lenders and weaker economic data. In mid-March, investors cheered the release of the meeting statement by the Federal Reserve which seemed to open the door for potential interest rate cuts later this year. However, subsequent comments by Chairman Bernanke indicating that inflation remains a concern sent markets lower. For the first quarter of calendar year 2007, broad market indices generated positive returns with growth stocks outperforming their value counterparts. US markets moved higher during April and May, with growth stocks benefiting from the upswing.

Market volatility and shifting earnings expectations resulted in mixed sector returns, with few consistent trends or themes. Health care, producer durables, and technology were among the top contributors to Fund performance for the period, with autos and transportation the least additive to results.

We believe recent evidence suggests a softening in consumer spending trends, consistent with our thesis that discretionary spending should be lackluster to start the year. We had a few weak stocks in the retail area during the period, including Coldwater Creek and Jos. A. Bank Clothiers; subsequently, both stocks were sold from the Fund. There were a few standout performers in the consumer electronics area including Google and THQ Inc. Laureate Education, a stock in the education services area, also produced positive returns for the period. We remain very selective in this sector as softening home prices and rising energy costs are expected to impact retail sales this year. We have not wavered from our guarded view, though we maintain a relative overweight in the Fund, largely due to exposure to companies that are less directly dependent on consumer spending.

Energy stocks were highly volatile throughout the latter half of 2006, primarily affected by global economic growth concerns. We believe fluctuating oil and gas prices were caused by mild weather conditions as well as increasing tensions with Iran. Oil producers, such as Southwestern Energy, contributed positively to returns. During the past twelve months, we reduced a number of our energy positions in the Fund due to our belief that high oil and natural gas prices were vulnerable to a correction. Nevertheless, we have not changed our positive secular outlook and remain overweighted in the energy sector with an emphasis on equipment and services companies, such as Schlumberger, that we believe will help solve the supply issue through new processes and technologies. While spending on drilling in North America may not be as robust this year as last, in our opinion ongoing global supply demands will result in several years of above average capital investment, particularly overseas.

The Fund maintained a significant overweight in the health care sector during the period. While we had positive contributions from holdings in the pharmaceuticals and medical supply areas, those gains were offset by holdings in the biotechnology and medical systems areas. Successful stock selection included a medical supply company, Alcon, Inc., and two pharmaceutical companies, Gilead Sciences and Shire PLC. We believe Alcon remains in the early stages of developing innovative products and also continues to increase its industry market share with the introduction of three new intraocular lenses planned for later in 2007. Gilead expanded its research and development areas when it acquired several drug candidates in 2006. The expected commercialization of these new drug therapies contributed to positive returns for the company. Both Amgen Inc. and MGI Pharmaceutical were notable under-performers for the period and have since been sold from the Fund. We continue to look to this sector to offer substantial appreciation potential in the year ahead and maintain our generally overweighted positions.

The technology area was a positive sector for the Fund this period; however the Fund’s returns did not keep pace with the benchmark. A communication equipment company, Brocade, provided strong returns and continues to expand its product offerings through acquisitions. A recent purchase, MEMC Electronic Materials, is a global producer of wafers for the semiconductor industry and has benefited from increased sales to the solar energy industry. Despite a cyclical slowdown in the semiconductor market during the first half of the year, we expect demand for MEMC’s alternative technologies to remain robust. Detractors to performance included Rackable Systems in the computer storage area, and Marvell in the semiconductor area, which were both sold from the Fund. We believe that the environment for information technology investment will remain supportive this year and next, driven by continued adoption of productivity enhancing technologies across a number of industries. Areas of emphasis remain on enterprise software, web-based IT services, and communication equipment companies that we believe will benefit from the accelerating implementation of voice-over-IP technology.

Cyclical groups experienced a roller coaster ride at the end of 2006, due to the continued volatility in energy related shares and broad industry concerns. However, most of the traditional industrial and capital goods sectors held their ground in the first quarter of 2007, despite rising fears of a global economic slowdown. Transportation stocks were mixed, with airlines under pressure from gyrating energy prices and winter storm-induced traffic weakness. Boeing, an aerospace company, and Joy Global, specializing in mining equipment, were both strong performers for the period. We think that secular trends remain quite favorable for leading companies in the agricultural, mining, non-residential construction and electrical equipment areas given several years of underinvestment and pent up demand for more efficient solutions. We recently initiated a position in Deere & Co., as we expect elevated agricultural commodity prices are expected to result in an upturn in the farm equipment replacement cycle that should last several years.

We believe evidence is gathering that the US economy, after several years of above trend growth, is moderating to a more sustainable

Essex Growth Fund

Portfolio Manager’s Comments (continued)

pace. We think that this will cause inflation to stay low enough for the Federal Reserve, at a minimum, to keep monetary policy steady. Further significant deterioration in the housing market remains the chief downside risk to our forecast. While there is little evidence to date of sub-prime mortgage woes spilling over into other areas of the economy, namely consumer spending and prime based lending, this will be closely monitored by investors and may well keep markets on edge. Growth stocks of all sizes should be the main beneficiaries of this slower growth environment, as valuations are compressed and should expand with continued solid earnings gains.

Looking ahead, we believe conditions remain positive for US equities, as valuations are not demanding, earnings should continue to expand this year and next, and liquidity is abundant. We admit that the economy faces many crosscurrents, and growth may remain choppy this year. This type of environment rewards patience, individual stock selection and conviction, all hallmarks of our investment philosophy and process.

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Fund’s primary benchmark index has been changed from the S&P 500 Index to the Russell 3000 Growth Index to more precisely reflect the portfolio manager’s preference for investing in companies with above average earnings or revenue growth rates. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 3000 Growth Index is unmanaged, is not available for investment, and does not incur expenses. This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Institutional Class shares on March 1, 2002 to $10,000 investments made in the Russell 3000 Growth Index and S&P 500 Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

Note: At the close of business February 28, 2002, all existing shares of the Fund were converted to Institutional Class shares.

The table below shows the average annual total returns for Essex Growth Fund – Institutional Class shares, the Russell 3000 Growth Index and S&P 500 Index (the former benchmark), since inception through May 31, 2007.

Average Annualized Total Returns	One Year	Since Inception[2]
Essex Growth - Institutional Class	11.43%	5.69%
Russell 3000 Growth Index	20.13%	5.43%
S&P 500 Index	22.79%	7.84%

[2]	Commencement of operations was March 1, 2002.

This commentary reflects the viewpoints of Essex as of June 20, 2007. Any sectors, industries, or securities discussed should not be perceived as investment recommendations. The views expressed represent the opinions of Managers Investment Group and are not intended as a forecast or guarantee of future results. Any securities discussed may no longer be held in an account’s portfolio. It should not be assumed that any of the securities transactions discussed were or will prove to be profitable, or that the investment recommendations we make in the future will be profitable.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Essex Growth Fund

Fund Snapshots

May 31, 2007

Portfolio Breakdown

Industry	Essex Growth Fund**	Russell 3000 Growth
Information Technology	33.6%	15.3%
Health Care	20.3%	12.1%
Industrials	15.7%	11.3%
Consumer Discretionary	11.0%	11.5%
Energy	7.5%	9.1%
Telecommunication Services	3.3%	3.6%
Consumer Staples	2.9%	8.3%
Financials	2.8%	21.3%
Materials	2.0%	3.6%
Utilities	0.0%	3.9%
Other Assets and Liabilities	0.9%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Google, Inc.*	3.4%
Deere & Co.	2.7
BEA Systems, Inc.*	2.5
Brocade Communications Systems, Inc.*	2.4
Corning, Inc.	2.3
Quanta Services, Inc.	2.1
Blackboard, Inc.	2.1
NICE Systems, Ltd.*	2.0
Covance, Inc.	2.0
General Electric Co.*	2.0

Top Ten as a Group	23.5%

*	Top Ten Holding at November 30, 2006

Any sectors, industries, or securities discussed should not

be perceived as investment recommendations. Mention of a

specific security should not be considered a recommendation

to buy or solicitation to sell that security.

Essex Growth Fund

Schedule of Portfolio Investments

May 31, 2007

	Shares		Value
Common Stocks - 99.1%
Consumer Discretionary - 11.0%
Benihana, Inc.*	4,692		$151,692
Central European Media Enterprises Ltd., Class A*	3,546		309,496
Dollar Tree Stores, Inc.*	6,600		279,246
Focus Media Holding, Ltd.*	6,088	[2]	269,272
International Game Technology	5,658	[2]	227,395
News Corp., Inc., Class A	10,088		222,844
Pinnacle Entertainment, Inc.*	4,519		138,281
Texas Roadhouse, Inc., Class A*	10,148		140,550
Total Consumer Discretionary			1,738,776
Consumer Staples - 2.9%
Green Mountain Coffee Roasters, Inc.*	3,142		212,556
Procter & Gamble Co.	3,907		248,290
Total Consumer Staples			460,846
Energy - 7.5%
Cameron International Corp.*	2,846		201,781
Chesapeake Energy Corp.	6,654	[2]	231,958
Schlumberger, Ltd.	3,027	[2]	235,713
Southwestern Energy Co.*	3,474		165,362
Toreador Resources Corp.*	10,810		168,204
Weatherford International, Ltd.*	3,393		184,376
Total Energy			1,187,394
Financials - 2.8%
CB Richard Ellis Group, Inc.*	7,390		275,055
Goldman Sachs Group, Inc.	769		177,501
Total Financials			452,556
Health Care - 20.3%
Abbott Laboratories Co.	4,148		233,741
Alcon, Inc.	1,114		153,799
Arena Pharmaceuticals, Inc.*	11,547		160,503
Covance, Inc.*	4,713	[2]	313,649
Exelixis, Inc.*	22,879		253,499
Genentech, Inc.*	3,823	[2]	304,961
Gilead Sciences, Inc.*	3,760		311,215
Hologic, Inc.*	3,825	[2]	206,894
ICON PLC.*	1,717		79,652
McKesson Corp.	3,041		191,978
Millipore Corp.*	1,980		148,045
MWI Veterinary Supply, Inc.*	4,382		168,970
Psychiatric Solutions, Inc.*	4,681		182,653
Sun Healthcare Group, Inc.	11,340		162,162
Vertex Pharmaceuticals, Inc.*	6,388	[2]	190,746
Zimmer Holdings, Inc.*	1,709		$150,495
Total Health Care			3,212,962
Industrials - 15.7%
Airtran Holdings, Inc.*	15,552		192,689
AMR Corp.*	6,011		170,412
Boeing Co., The	2,329		234,274
Deere & Co.	3,562		429,115
Energy Conversion Devices, Inc.*	4,464	[2]	153,472
General Cable Corp.*	2,590		176,508
General Electric Co.	8,326		312,891
Joy Global, Inc.	3,456	[2]	195,713
Quanta Services, Inc.*	10,938		328,250
UTI Worldwide, Inc.	5,405		151,286
Wesco International, Inc.*	2,146		139,104
Total Industrials			2,483,714
Information Technology - 33.6%
BEA Systems, Inc.*	31,445		404,068
Blackboard, Inc.*	7,953		327,266
Brocade Communications Systems, Inc.*	41,642		382,274
Cisco Systems, Inc.*	8,637		232,508
Color Kinetics, Inc.*	5,787		169,559
Corning, Inc.*	14,355		358,875
Equinix, Inc.*	3,485		304,519
Google, Inc.*	1,070		532,591
Intel Corp.	10,158		225,203
MEMC Electronic Materials, Inc.*	2,786		169,333
MICROS Systems, Inc.*	4,112	[2]	228,175
NICE Systems, Ltd.*	8,319		315,207
Nvidia Corp.*	6,562	[2]	227,505
Opsware, Inc.*	29,350		265,618
QUALCOMM, Inc.	5,417		232,660
Research In Motion, Ltd.*	1,682	[2]	279,347
THQ, Inc.*	6,777	[2]	231,096
Trimble Navigation*	7,443		217,261
Yahoo!, Inc.*	7,542		216,455
Total Information Technology			5,319,520
Materials - 2.0%
Cameco Corp.	3,003	[2]	156,066
Potash Corp. of Saskatchewan	2,316	[2]	164,320
Total Materials			320,386
Telecommunication Services - 3.3%
American Tower Corp., Class A*	3,878		167,452
MetroPCS Communications, Inc.*	2,896		103,271

The accompanying notes are an integral part of these financial statements.

Essex Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Telecommunication Services - 3.3% (continued)
NII Holdings, Inc., Class B*	3,170	$258,260
Total Telecommunication Services		528,983
Total Common Stocks (cost $ 13,244,846)		15,705,137
Other Investment Companies - 20.3%[1]
Bank of New York Institutional Cash Reserves Fund, 5.31%[3]	3,010,444	3,010,444
JPMorgan Prime Money Market Fund, Institutional Class Shares, 5.18%	214,159	214,159
Total Other Investment Companies
(cost $ 3,224,603)		3,224,603
Total Investments - 119.4%
(cost $ 16,469,449)		18,929,740
Other Assets, less Liabilities - (19.4)%		(3,082,878)
Net Assets - 100%		$15,846,862

The accompanying notes are an integral part of these financial statements.

Essex Small/Micro Cap Growth Fund

Portfolio Manager’s Comments

Year in Review

For the fiscal year ended May 31, 2007, the Essex Small/Micro Cap Growth Fund (the “Fund”) gained 13.4% (Class A), underperforming the Russell 2000 Growth Index, which returned 17.6%.

Major US equity markets fluctuated throughout 2006, with growth stocks in most sectors and in all capitalization ranges hit hardest during the second quarter. As investors reassessed their risk tolerances, smaller capitalization growth stocks bore the brunt of the decline. However, the year ended on a strong note with major stock market indices advancing in the final three months of calendar year 2006. Falling oil prices, an explosion in merger activity, and easing bond yields created supportive conditions for most equity types. Growth stocks enjoyed a healthy rebound in the fourth quarter, yet trailed their value counterparts for the year.

US equities started 2007 on a positive note only to give back most of their gains in late February and early March. A number of events transpired to cause investors to reassess their risk tolerances, including worsening conditions among sub-prime mortgage lenders and weaker economic data. In mid-March, investors cheered the release of the meeting statement by the Federal Reserve which seemed to open the door for potential interest rate cuts later this year. However, subsequent comments by Chairman Bernanke indicating that inflation remains a concern sent markets lower. For the first quarter of calendar year 2007, broad market indices generated positive returns with growth stocks outperforming their value counterparts. US equity markets moved higher during April and May, and small cap growth stocks benefited from the upswing.

Market volatility and shifting earnings expectations resulted in mixed sector returns, with few consistent trends or themes. In this environment, the importance of stock selection increased significantly. On an absolute basis, the health care and technology sectors were the top contributors to Fund performance for the period, with the energy sector as the least additive to results.

In the consumer discretionary sector, the Fund benefited from stock selection in education services and textile manufacturers, but lost ground in consumer electronics and retail. Apparel manufacturer Guess? Inc. was a positive contributor to the Fund as the company demonstrated outstanding execution and earnings growth over the course of the year. Recently issued results and guidance suggest to us that the company’s solid merchandise execution will continue to drive growth. In consumer services, we had very strong performance from Shanda Interactive, an operator of online games in China, as well as from SkillSoft. SkillSoft’s returns were driven by strong quarterly earnings results, coupled with the company’s acquisition of one of its largest competitors. We think this acquisition or, transaction should strengthen the company’s industry position and long-term profitability. Standout performers in commercial services were Kenexa Corp. and Perficient, Inc., which help businesses streamline their human resources and eBusiness operations, respectively. These strong showings were offset by weak performance from PeopleSupport, Inc. and Knot, Inc. Overall, the Fund’s underperformance in consumer discretionary was driven almost entirely by weak results in retail, where we have a relative underweight and a limited number of holdings. These holdings, including Stamps.com and Christopher & Banks, posted disappointing performance over the period. Meanwhile, benchmark returns in retail were strong, driven by private equity action in the group, and our limited holdings in this sector did not participate in these returns. We remain selective in this sector, as softening home prices and rising energy costs are expected to impact retail sales this year, and continue to maintain a relative underweighting. Instead, our emphasis is on the media and internet services companies, which we believe offer more compelling growth opportunities, with exposure to secular trends such as the growth of internet-based interactive games and digital marketing. We believe that these investments are more attractive than retailers, who are more exposed to fluctuations in the overall level of consumer spending.

Energy stocks were highly volatile throughout the year due to fluctuating oil and gas prices, which were impacted by global economic growth and weather concerns, offset by rising geopolitical tensions. We continue to maintain a significant underweight position in traditional oil and gas companies. Instead, we are focused on companies that benefit from the increased use of alternative energy, and while such holdings are outside the traditional sector definition and are instead listed in producer durables, they increase our energy exposure above what our weighting in traditional oil and gas would suggest. Newpark Resources was sold from the Fund during the second quarter of 2006 after we lost confidence in management’s ability to execute. Our other holding in the traditional energy sector, Toreador Resources, suffered as a result of production delays, and we sold our position due to elevated risk. While we remain cautious on energy over the near term, as spending on drilling in North America may not be as robust this year as last, we are more bullish over a longer time horizon, as ongoing global supply constraints and demand growth should result in above average capital investment, particularly overseas. We continue to prefer companies that benefit from growth in international energy markets, and are more cautious on companies focused solely on the US.

Strong stock selection in the health care sector led to performance that significantly outpaced the benchmark for the period. Health care holdings in the Fund were largely positive contributors to performance, with few exceptions. Our successes covered a variety of industries, and are reflective of a few themes of our investments in health care. First, we have several holdings that supply tools and services for drug development, including drug development in bio-tech. These holdings performed quite well over the period, including strong performance from Illumina, which we think continues to execute in the genotyping market, and Parexel International, which we think benefits from ongoing strength in industry spending trends and increased use of drug development outsourcing. In addition, we have a number of holdings that provide products and services that help solve problems in the health care system. For instance, HMS Holdings Corp., a provider of services that help contain costs for government health care programs, contributed significantly to our performance. We believe that demand for the company’s services is robust, and the growth outlook is favorable, as government spending on health care continues to increase. Similarly, Omnicell, which provides medication control and patient safety solutions for acute care facilities, also contributed significantly to performance. Aspect Medical Systems and Biolase Technology, Inc. were the primary underperformers in the Fund. Looking ahead, we are maintaining our modest overweight position in health care. While we are excited about the opportunities available for many health care companies, we are cognizant that the recent change in

Essex Small/Micro Cap Growth Fund

Portfolio Manager’s Comments (continued)

government could portend a change in the regulatory environment. Thus, we will continue to focus on stock selection as a key driver of returns in health care.

Returns were mixed in technology for the year. Within the sector, our largest overweight position is in computer services, software and systems. In this area, we posted very favorable results, with returns well ahead of the benchmark. Standout performers included Interactive Intelligence, which we think benefits from growth in voice-over-IP, and Synchronoss, which in our opinion benefits from the ramp up in converged offerings at the company’s telephone and cable customers. Other positive contributors to performance in software and services include Interwoven, which we believe benefits from strong demand for enterprise content management systems, and Blackboard, which in our opinion benefits from the increased use of technology in education. We have increased our holdings in companies with exposure to telecommunications, which has been very additive to results. Our strong performance in software and services was offset by disappointing results in the semiconductor area. Overall, performance in semiconductors was hurt by the inventory cycle over the period, and our holdings were similarly impacted. Although Anadigics provided superior returns for the Fund, those gains were erased by negative results from Tvia, Inc., Planar Systems, Inc. and Amkor Technology. All three positions were sold in the second half of 2006. We continue to maintain a strong overweight position in technology, with a focus on growth in communications, services, and on-demand software. Many of our holdings offer new technology and, therefore, we see strong growth potential. We believe that the environment for information technology investment will remain supportive this year and next, driven by continued adoption of productivity enhancing technologies across a number of industries. Areas of emphasis remain on enterprise software, web-based IT services, and communication equipment companies that should benefit from the accelerating implementation of voice-over-IP technology.

Secular trends remain quite favorable for leading companies in the agricultural, mining, non-residential construction and electrical equipment areas, given several years of underinvestment and pent up demand for more efficient solutions. Specifically, we have exposure to growth trends in energy, aerospace, China, and environmental services. We continued to see positive results from our holdings in specialty machinery, with additive returns from Bucyrus, JLG Industries, and DXP Enterprises. BE Aerospace performed well, as the company benefited from a robust aerospace cycle, and another notable performer in producer durables was recent purchase FEI Co., which makes tools for the nanotechnology market. We see multiple end-market drivers for the company, and robust guidance and bookings support our outlook for continued rapid growth. Our performance in materials and processing was driven almost entirely by stock selection. Notable performers in this group include Layne Christensen Co. and Landec Corp., which posted solid returns as investors became increasingly optimistic about the growth potential of the companies’ products and licensing agreements. Universal Stainless and Alloy Products Inc. also realized positive returns due to a strong demand environment for the company’s specialized steel products, particularly in the aerospace and power markets. We believe that our performance in producer durables and materials and processing underscores the favorable impact of stock selection, as well as the Fund’s ability to invest in non-traditional growth sectors.

We believe evidence is gathering that the US economy, after several years of above trend growth, is moderating to a more sustainable pace. Further significant deterioration in the housing market remains the chief downside risk to our forecast. While there is little evidence to date of sub-prime mortgage woes spilling over into other areas of the economy, namely consumer spending and prime-based lending, this will be closely monitored by investors and may well keep markets on edge. Growth stocks of all sizes should be the main beneficiaries of this slower growth environment, as valuations are compressed and should expand with continued solid earnings gains. While the slowdown in consumption has further to go due to persistent weakness in housing, employment trends remain supportive. We believe investors will become increasingly selective and gravitate towards companies with consistently superior earnings growth.

Looking ahead, we believe conditions remain positive for US equities, as valuations are not demanding, earnings will continue to expand this year and next, and liquidity is abundant. We admit that the economy faces many crosscurrents, and growth may remain choppy this year. This type of environment rewards patience, individual stock selection and conviction, all hallmarks of our investment philosophy and process.

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000 Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000 Growth Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Class A shares and includes, for periods prior to the Fund’s inception

Essex Small/Micro Cap Growth Fund

Portfolio Manager’s Comments (continued)

on June 25, 2002, the return of the Burridge 401(k) Plan Trust, the predecessor account, to a $10,000 investment made in the Russell 2000 Growth Index for the same time period. The predecessor account began operations on September 28, 2000, and its objectives, policies, guidelines and restrictions were, in all material respects, the same as the Fund’s. The predecessor account was not registered as a mutual fund and, therefore, was not subject to certain investment restrictions that are imposed upon funds. If the predecessor account had been registered as a mutual fund, the predecessor account’s performance may have been adversely affected. The performance of the predecessor account was calculated according to the standardized SEC method, except that quarterly rather than daily fund values were used. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Essex Small/Micro Cap Growth Fund – Class A shares and the Russell 2000 Growth Index since inception through May 31, 2007.

Average Annualized Total Returns	One Year	Five Year	Since Inception*
Essex Small/Micro Cap Growth Fund - Class A	13.40%	16.96%	15.67%
Russell 2000 Growth Index	17.57%	11.22%	1.50%

*	The inception date for class A shares reflects that of the “Predecessor Fund” which commenced operations September 28, 2000.

This commentary reflects the viewpoints of Essex Investment Management Co., LLC as of June 20, 2007. Any sectors, industries, or securities discussed should not be perceived as investment recommendations. The views expressed represent the opinions of Managers Investment Group and are not intended as a forecast or guarantee of future results. Any securities discussed may no longer be held in an account’s portfolio. It should not be assumed that any of the securities transactions discussed were or will prove to be profitable, or that the investment recommendations we make in the future will be profitable.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Essex Small/Micro Cap Growth Fund

Fund Snapshots

May 31, 2007

Portfolio Breakdown

Industry	Essex Small/ Micro Cap Growth Fund**	Russell 2000 Growth
Information Technology	41.8%	24.2%
Health Care	22.5%	18.7%
Industrials	16.0%	18.6%
Consumer Discretionary	5.4%	16.8%
Financials	3.0%	8.6%
Consumer Staples	2.8%	2.7%
Telecommunication Services	2.0%	1.2%
Materials	1.3%	3.1%
Energy	0.0%	6.0%
Utilities	0.0%	0.1%
Other Assets and Liabilities	5.2%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Bucyrus International, Inc.*	2.8%
Anadigics, Inc.*	2.1
Synchronoss Technologies, Inc.	1.8
HMS Holdings Corp.	1.8
Sierra Wireless, Inc.	1.7
Meridian Bioscience, Inc.	1.5
SkillSoft PLC	1.5
Kendle International, Inc.	1.5
Visual Sciences, Inc.	1.5
Kenexa Corp.	1.5

Top Ten as a Group	17.7%

*	Top Ten Holding at November 30, 2006

Any sectors, industries, or securities discussed should not

be perceived as investment recommendations. Mention of a

specific security should not be considered a recommendation

to buy or solicitation to sell that security.

Essex Small/Micro Cap Growth Fund

Schedule of Portfolio Investments

May 31, 2007

	Shares		Value
Common Stocks - 94.8%
Consumer Discretionary - 5.4%
1-800-Flowers.com, Inc.*	55,698		$494,041
Christopher & Banks Corp.	43,604		823,680
DXP Enterprises, Inc.*	24,471		1,161,149
Guess?, Inc.	22,697		1,003,207
Iconix Brand Group, Inc.*	45,176		1,005,167
Lifetime Brands, Inc.	35,191		741,122
Total Consumer Discretionary			5,228,366
Consumer Staples - 2.8%
Darling International, Inc.*	118,360		1,071,158
Hain Celestial Group, Inc.*	31,596	[2]	903,646
United Natural Foods, Inc.*	25,987	[2]	711,264
Total Consumer Staples			2,686,068
Financials - 3.0%
AmericanWest Bancorporation	29,582		586,907
Argonaut Group, Inc.*	32,094		1,063,274
Portfolio Recovery Associates, Inc.*	22,186		1,313,411
Total Financials			2,963,592
Health Care - 22.5%
Albany Molecular Research, Inc.*	87,830	[2]	1,249,821
AMICAS, Inc.*	299,679		940,992
Biolase Technology, Inc.*	147,747		886,482
Bruker BioSciences Corp.*	121,413		1,036,867
HMS Holdings Corp.*	83,700		1,716,687
icad, Inc.*	213,223		680,181
Illumina, Inc.*	38,417	[2]	1,253,547
Kendle International, Inc.*	43,063		1,486,965
Kyphon, Inc.*	23,811		1,130,784
Luminex Corp.*	74,377		923,019
MEDTOX Scientific, Inc.*	38,408		944,837
Meridian Bioscience, Inc.	71,107		1,501,780
Neogen Corp.*	34,067		932,754
Omnicell, Inc.*	41,200		927,412
Parexel International Corp.*	32,614		1,311,735
Sonic Innovations, Inc.*	117,613		1,183,187
Symmetry Medical, Inc.*	58,926		903,336
Transcend Services, Inc.	36,968		628,456
Vital Images, Inc.*	35,082		967,912
Wright Medical Group, Inc.*	53,631		1,306,451
Total Health Care			21,913,205
Industrials - 16.0%
American Railcar Industries, Inc.	23,341		936,208
Ameron International Corp.	12,560		985,960
Argon ST, Inc.	33,823		806,679
Barnes Group, Inc.	40,496	[2]	1,194,227
BE Aerospace, Inc.*	36,328	[2]	1,390,999
BTU International, Inc.*	53,858		693,152
Bucyrus International, Inc.	38,851		2,756,478
Hurco Companies, Inc.*	20,725		989,826
Kenexa Corp.*	36,815		1,436,153
Layne Christensen Co.*	29,073		1,308,576
Lydall, Inc.*	63,213		891,935
Marten Transport, Ltd.*	27,592		534,181
PeopleSupport, Inc.*	39,630		479,919
Taleo Corp.*	58,471		1,146,032
Total Industrials			15,550,325
Information Technology - 41.8%
Access Integrated Technologies, Inc.*	79,910		572,955
Anadigics, Inc.*	164,205		2,067,340
Applix, Inc.*	76,553		1,190,399
AXT, Inc.*	180,469		694,806
Blackbaud, Inc.	30,643		725,933
Blackboard, Inc.*	28,261		1,162,940
Bottomline Technologies, Inc.*	105,345		1,335,775
Callidus Software, Inc.*	124,120		959,448
Color Kinetics, Inc.*	48,682		1,426,383
Concur Technologies, Inc.*	50,512		1,006,199
CyberSource Corp.*	93,975		1,234,832
Dycom Industries, Inc.*	34,660		1,030,788
Entrust, Inc.*	242,307		995,882
Falconstor Software, Inc.*	85,725		930,116
FEI Co.*	32,722		1,213,986
Identity Solutions, Inc.*	48,801		1,043,365
iGate Corp.*	101,133		728,158
Interactive Intelligence, Inc.*	69,634		1,370,397
Interwoven, Inc.*	73,305		1,098,109
Lecroy Corp.	32,915		302,818
LivePerson, Inc.*	149,425		942,872
LTX Corp.*	118,068		690,698
MICROS Systems, Inc.*	20,595	[2]	1,142,817
Netgear, Inc.*	33,588		1,253,168
Perficient, Inc.*	59,705		1,253,805
Presstek, Inc.*	140,979		965,706
Rainmaker Systems, Inc.*	110,380		888,559
Saba Software, Inc.*	116,977		703,033
Shanda Interactive Entertainment, Ltd.*	43,422	[2]	1,227,974
Sierra Wireless, Inc.*	74,225		1,609,940
Sirenza Microdevices, Inc.*	110,207		1,168,194

The accompanying notes are an integral part of these financial statements.

Essex Small/Micro Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology (continued)
SkillSoft PLC*	162,375	$1,488,978
Sourceforge, Inc.	252,171	1,117,118
Synchronoss Technologies, Inc.*	65,509	1,772,017
Ultimate Software Group, Inc., The*	37,595	1,063,563
Vignette Corp.*	49,267	916,859
Visual Sciences, Inc.	89,352	1,453,757
Total Information Technology		40,749,687
Materials - 1.3%
Landec Corp.*	92,795	1,264,796
Telecommunication Services - 2.0%
Centennial Communications Corp.*	101,609	1,035,395
PAETEC Holding Corp.*	82,141	956,943
Total Telecommunication Services		1,992,338
Total Common Stocks (cost $ 75,622,951)		92,348,377
Other Investment Companies - 9.8%[1]
Bank of New York Institutional Cash Reserves Fund, 5.31%[3]	3,974,586	3,974,586
JPMorgan Prime Money Market Fund, Institutional Class Shares, 5.18%	5,603,648	5,603,648
Total Other Investment Companies
(cost $ 9,578,234)		9,578,234
Total Investments - 104.6%
(cost $ 85,201,185)		101,926,611
Other Assets, less Liabilities - (4.6)%		(4,498,052)
Net Assets - 100%		$97,428,559

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds - Essex Funds

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At May 31, 2007, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately:

Fund	Cost	Appreciation	Depreciation	Net
Essex Growth	$16,497,335	$2,579,636	($147,231)	$2,432,405
Essex Small/Micro Cap Growth	85,553,849	19,066,949	(2,694,187)	16,372,762

*	Non-income-producing security.

[1]	Yield shown for an investment company represents its May 31, 2007, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these shares were out on loan to various brokers as of May 31, 2007, amounting to:

Fund	Market Value	% of Net Assets
Essex Growth	$2,968,158	18.7%
Essex Small/Micro Cap Growth	3,941,649	4.0%

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

Managers AMG Funds

Statements of Assets and Liabilities

May 31, 2007

	Essex Growth	Essex Small/Micro Cap Growth
Assets:
Investments at value* (including securities on loan valued at $2,968,158 and $3,941,649, respectively)	$18,929,740	$101,926,611
Cash	—	81,320
Receivable for investments sold	67,871	78,167
Receivable for Fund shares sold	696	179,052
Dividends and other receivables	2,863	52,264
Prepaid expenses	8,751	13,270
Total assets	19,009,921	102,330,684
Liabilities:
Payable for investments purchased	73,266	547,280
Payable for Fund shares repurchased	10,050	168,038
Payable upon return of securities loaned	3,010,444	3,974,586
Accrued expenses:
Investment advisory and management fees	13,196	79,158
Other	56,103	133,063
Total liabilities	3,163,059	4,902,125
Net Assets	$15,846,862	$97,428,559
Net Assets Represent:
Paid-in capital	$106,570,856	$84,716,667
Undistributed net investment income	—	—
Accumulated net realized loss from investments	(93,184,285)	(4,013,534)
Net unrealized appreciation of investments	2,460,291	16,725,426
Net Assets	$15,846,862	$97,428,559
Institutional Class Shares - Net Assets	$15,846,862	n/a
Shares outstanding	1,426,662	n/a
Net asset value, offering and redemption price per share	$11.11	n/a
Class A Shares - Net Assets	n/a	$93,097,234
Shares outstanding	n/a	4,359,854
Net asset value, offering and redemption price per share	n/a	$21.35
Public offering price per share based on a maximum sales charge of 5.75%	n/a	$22.65
Class C Shares - Net Assets	n/a	$4,331,325
Shares Outstanding	n/a	204,867
Net asset value, offering and redemption price per share	n/a	$21.14
* Investments at cost	$16,469,449	$85,201,185

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds

Statements of Operations

For the fiscal year ended May 31, 2007

	Essex Growth	Essex Small/Micro Cap Growth
Investment Income:
Dividend income	$96,380	$274,539
Foreign withholding tax	(2,812)	—
Securities lending fees	6,079	46,432
Total investment income	99,647	320,971
Expenses:
Investment advisory and management fees	210,392	833,040
Distribution fees - Class A shares	n/a	199,993
Distribution fees - Class C shares	n/a	33,067
Distribution fees - Investor Class shares*	90	n/a
Custodian	11,053	67,224
Professional fees	15,541	31,217
Transfer agent	9,438	32,857
Reports to shareholders	9,829	32,684
Registration fees	12,852	37,774
Trustee fees and expenses	823	4,738
Miscellaneous	6,348	5,123
Total expenses before offsets	276,366	1,277,717
Expense reimbursement	—	(8,701)
Expense reduction	(14,814)	—
Net expenses	261,552	1,269,016
Net investment loss	(161,905)	(948,045)
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	3,512,589	(3,930,993)
Net unrealized appreciation (depreciation) of investments	(1,344,559)	16,736,767
Net realized and unrealized gain	2,168,030	12,805,774
Net increase in net assets resulting from operations	$2,006,125	$11,857,729

*	At the close of business June 30, 2006, Essex Growth Fund’s Investor Class was closed and all existing Investor Class Shares were converted to Institutional Class Shares.

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds

Statements of Changes in Net Assets

For the fiscal years ended May 31,

	Essex Growth		Essex Small/Micro Cap Growth*
	May 31, 2007	May 31, 2006	May 31, 2007	May 31, 2006
Increase (Decrease) in Net Assets From Operations:
Net investment loss	$(161,905)	$(244,480)	$(948,045)	$(230,777)
Net realized gain (loss) on investments	3,512,589	3,498,986	(3,930,993)	1,431,436
Net unrealized appreciation (depreciation) of investments	(1,344,559)	1,957,330	16,736,767	(1,010,498)
Net increase in net assets resulting from operations	2,006,125	5,211,836	11,857,729	190,161
Distributions to Shareholders:
From net realized gain on investments	—	—	(391,258)	(643,980)
From Capital Share Transactions:
Proceeds from sale of shares	1,813,917	2,725,201	78,528,838	72,945,181
Reinvestment of dividends and distributions	—	—	303,709	631,498
Cost of shares repurchased	(12,511,399)	(23,367,620)	(62,280,890)	(12,222,883)
Net increase (decrease) from capital share transactions	(10,697,482)	(20,642,419)	16,551,657	61,353,796
Total increase (decrease) in net assets	(8,691,357)	(15,430,583)	28,018,128	60,899,977
Net Assets:
Beginning of year	24,538,219	39,968,802	69,410,431	8,510,454
End of year	$15,846,862	$24,538,219	$97,428,559	$69,410,431
End of year undistributed net investment income	—	—	—	—

*	At the close of business February 28, 2006, all existing shares of the Essex Small/Micro Cap Growth Fund were converted to Class A Shares. Class C shares commenced operations on March 1, 2006.

The accompanying notes are an integral part of these financial statements.

Essex Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal period

Institutional Class Shares	For the fiscal year ended May 31, 2007	For the fiscal year ended May 31, 2006	For the fiscal period ended May 31, 2005**	For the fiscal year ended October 31,
				2004	2003	2002*
Net Asset Value, Beginning of Period	$9.97	$8.86	$8.54	$8.97	$7.04	$8.21
Income from Investment Operations:
Net investment loss	(0.11)	(0.10)	(0.03)	(0.10)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	1.25	1.21	0.35	(0.33)	2.00	(1.11)
Total from investment operations	1.14	1.11	0.32	(0.43)	1.93	(1.17)
Net Asset Value, End of Period	$11.11	$9.97	$8.86	$8.54	$8.97	$7.04
Total Return [1]	11.43%	12.53%	3.75%[2]	(4.79)%	27.41%	(14.25)%[2]
Ratio of net expenses to average net assets	1.24%	1.29%	1.41%[3]	1.31%	1.33%	1.39%[3]
Ratio of net investment loss to average net assets [1]	(0.77)%	(0.68)%	(0.42)%[3]	(0.98)%	(0.83)%	(1.06)%[3]
Portfolio turnover	100%	74%	139%[2]	107%	111%	170%[2]
Net assets at end of period (000’s omitted)	$15,847	$24,092	$39,434	$59,934	$78,473	$70,295

Ratios absent expense offsets: [4]
Ratio of total expenses to average net assets	1.31%	—	—	—	—	1.40%[3]
Ratio of net investment loss to average net assets	(0.84)%	—	—	—	—	(1.07)%[3]

*	At the close of business February 28, 2002, all existing shares of the Fund were converted to Institutional Class shares. For the fiscal period March 1, 2002 to October 31, 2002.
**	For the period November 1, 2004 through May 31, 2005.
[1]	Total returns and net investment loss would have been lower had certain expenses not been reduced. (See Note 1c of Notes to Financial Statements.)
[2]	Not Annualized.
[3]	Annualized.
[4]

Excludes the impact of expense reimbursements and expense reductions such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes. (See Note 1c of Notes to Financial Statements.)

Essex Small/Micro Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended May 31,				For the fiscal period ended May 31, 2003**
Class A Shares	2007	2006*	2005	2004
Net Asset Value, Beginning of Period	$18.93	$14.81	$15.18	$10.55	$10.00

Income from Investment Operations:
Net investment loss	(0.21)	(0.06)	(0.26)	(0.18)	(0.09)
Net realized and unrealized gain on investments	2.72	4.94	0.48 [5]	4.97	0.64
Total from investment operations	2.51	4.88	0.22	4.79	0.55
Less Distributions to Shareholders from:
Net realized gain on investments	(0.09)	(0.76)	(0.59)	(0.16)	—
Net Asset Value, End of Period	$21.35	$18.93	$14.81	$15.18	$10.55
Total Return [1]	13.40%	33.35%	1.16%	45.39%	5.50%[2]
Ratio of net expenses to average net assets	1.49%	1.49%	1.49%	1.49%	1.49%[3]
Ratio of net investment loss to average net assets [1]	(1.11)%	(1.04)%	(1.26)%	(1.28)%	(1.16)%[3]
Portfolio turnover	100%	78%	118%	84%	121%[2]
Net assets at end of period (000’s omitted)	$93,097	$66,702	$8,510	$24,333	$1,728

Ratios absent expense offsets: [4]
Ratio of total expenses to average net assets	1.50%	1.91%	2.17%	2.50%	6.68%[3]
Ratio of net investment loss to average net assets	(1.12)%	(1.45)%	(1.92)%	(2.29)%	(1.16)%[3]

Class C Shares	For the fiscal year ended May 31, 2007	For the fiscal period ended May 31, 2006*
Net Asset Value, Beginning of Period	$18.89	$19.71
Income from Investment Operations:
Net investment loss	(0.18)	(0.04)
Net realized and unrealized gain (loss) on investments	2.52	(0.78)
Total from investment operations	2.34	(0.82)
Less Distributions to Shareholders from:
Net realized gain on investments	(0.09)	—
Net Asset Value, End of Period	$21.14	$18.89
Total Return [1]	12.41%	(4.11)%[2]
Ratio of net expenses to average net assets	2.24%	2.24%[3]
Ratio of net investment loss to average net assets [1]	(1.86)%	(1.76)%[3]
Portfolio turnover	100%	78%
Net assets at end of period (000’s omitted)	$4,331	$2,709

Ratios absent expense offsets: [4]
Ratio of total expenses to average net assets	2.25%	2.56%[3]
Ratio of net investment loss to average net assets	(1.87)%	(2.08)%[3]

*	At the close of business February 28, 2006, all existing shares of the Essex Small/Micro Cap Growth Fund became Class A Shares. Class C shares commenced operations on March 1, 2006.
**	Commencement of operations was June 25, 2002.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1c of Notes to Financial Statements.)
[2]	Not Annualized.
[3]	Annualized.
[4]

Excludes the impact of expense reimbursements and expense reductions such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes. (See Note 1c of Notes to Financial Statements.)

[5]	The per share number is inconsistent with the Statement of Operations due to the timing of capital share activity.

Managers AMG Funds

Notes to Financial Statements

May 31, 2007

1.	Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are two equity funds, Essex Growth Fund (“Growth”), formerly known as Essex Aggressive Growth Fund; and Essex Small/Micro Cap Growth Fund (“Small/Micro Cap”) (each a “Fund” and collectively the “Funds”).

At the close of business on June 30, 2006, Growth changed to a single class structure when the Investor Class was closed and all Investor Class shares outstanding at the conversion time were converted to a number of full and/or fractional Institutional Class shares. Institutional shares, which are designed primarily for institutional investors that meet certain administrative and servicing criteria, have a minimum investment of $100,000. Effective February 28, 2006, Essex Small/Micro Cap Growth Fund now offers two classes of shares, Class A and Class C. All legacy shareholders as of February 28, 2006 were converted into Class A shares. An initial investment of $1,500 was made in Class C by Managers Investment Group LLC. Each class represents interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Investment income, realized and unrealized capital gains and losses, the common expenses of the Funds, and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Funds. Both classes have equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Sales of Small/Micro Cap Class A shares may be subject to a front-end sales charge of up to 5.75%. Redemptions of Small/Micro Cap Class C shares may be subject to a contingent-deferred sales charge (as a percentage of the original offering price or the net asset value at the time of sale, whichever is less).

At a meeting held on May 20, 2006, the Trust’s Board of Trustees unanimously approved the following: Changing the name of Essex Aggressive Growth Fund to Essex Growth Fund, effective June 7, 2006; the closing and subsequent merger of Growth Fund’s Investor Class shares to Institutional Class shares at the close of business, June 30, 2006.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the NASDAQ Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, the value of a Fund investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed prior to the time as of which the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. An investment valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fund’s fair value procedures. The Investment Manager monitors intervening events that may affect the value of securities held in the Fund’s portfolio and, in accordance with procedures adopted by the Fund’s Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares and other ETF’s, which are valued the same as equity securities. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Non-cash

Managers AMG Funds

Notes to Financial Statements (continued)

dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust, and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Growth Fund had certain portfolio trades directed to various brokers who paid a portion of the Fund’s expenses. For the fiscal year ended May 31, 2007, under these arrangements the amount by which the Fund’s expenses were reduced and the impact on the expense ratio was $14,814 or 0.09%.

Each of the Funds has a “balance credit” agreement with The Bank of New York (“BNY”) whereby each Fund is credited with an interest factor equal to 1% below the effective 90-day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce the custody expense that would otherwise be charged to each Fund. For the fiscal year ended May 31, 2007, the custodian expense was not reduced. At May 31, 2007, overdraft fees for Growth and Small/Micro Cap equaled $5,950 and $2,986, respectively.

d.	Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date and are declared separately for each class. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, contributed securities, and possibly equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the fiscal years ended May 31, 2007 and 2006 were as follows:

	Growth		Small/Micro Cap
Distributions paid from:	2007	2006	2007	2006
Ordinary income	—	—	—	—
Short-term capital gains	—	—	—	—
Long-term capital gains	—	—	$391,258	$643,980

	—	—	$391,258	$643,980

As of May 31, 2007, the components of distributable earnings (excluding unrealized appreciation/ depreciation) on a tax basis consisted of:

	Growth	Small/Micro Cap
Capital loss carryforward	$93,156,399	$3,660,870
Undistributed short-term capital gains	—	—
Undistributed long-term capital gains	—	—

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

f.	Capital Loss Carryovers

As of May 31, 2007, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires May 31,
Growth	$75,389,922	2009
	17,766,477	2010
Small/Micro Cap Growth	3,660,870	2015

Managers AMG Funds

Notes to Financial Statements (continued)

g.	Capital Stock

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, without par value, for each Fund. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date. For the fiscal years ended May 31, 2007 and May 31, 2006, the capital stock transactions in the Funds by Class were:

	Small/Micro Cap
	May 31, 2007		May 31, 2006
	Shares	Amount	Shares	Amount
Class A Shares
Sale of shares	4,120,167	$75,822,991	3,603,495	$70,007,965
Reinvestment of dividends and distributions	15,763	297,140	35,811	631,498
Shares repurchased	(3,298,797)	(60,756,734)	(691,061)	(12,212,745)

Net Increase	837,133	$15,363,397	2,948,245	$58,426,718

Class C Shares*
Sale of shares	144,074	$2,705,847	143,913	$2,937,216
Reinvestment of dividends and distributions	351	6,569	—	—
Shares repurchased	(82,960)	(1,524,156)	(510)	(10,138)

Net Increase	61,465	$1,188,260	143,403	$2,927,078

*	Class C shares commenced operations on March 1, 2006.

	Growth
	May 31, 2007		May 31, 2006
	Shares	Amount	Shares	Amount
Investor Class Shares*
Sale of shares	—	—	13,425	$134,611
Shares repurchased	(45,369)	($447,447)	(29,105)	(261,210)

Net Decrease	(45,369)	($447,447)	(15,680)	($126,599)

Institutional Class Shares
Sale of shares	184,863	$1,813,917	258,098	$2,590,590
Shares repurchased	(1,175,280)	(12,063,952)	(2,292,377)	(23,106,410)

Net Decrease	(990,417)	($10,250,035)	(2,034,279)	($20,515,820)

*	At the close of business, June 30, 2006, Investor Class Shares were closed and all existing shares were converted to Institutional Class Shares.

At May 31, 2007, certain shareholders and omnibus shareholder accounts individually held greater than 10% of the outstanding shares of the Funds as follows: Growth Institutional Class - two collectively own 24%; Small/Micro Cap Class A - three collectively own 60%; Small/Micro Cap Class C one owns 65%. Transactions by these shareholders may have a material impact on their respective Funds.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which Managers Investment Group LLC (the “Investment Manager”), an indirect wholly-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. AMG indirectly owns a majority interest in Essex Investment Management Co., LLC (“Essex”).

Growth and Small/Micro Cap are obligated by each Investment Management Agreement to pay monthly a management fee to the Investment Manager at an annual rate of 1.00% of the average daily net assets of each Fund. The Investment Manager, in turn, pays Essex 1.00% of the average daily net assets of each Fund for its services as subadvisor. Under the Investment Management Agreements with the Funds, the

Managers AMG Funds

Notes to Financial Statements (continued)

Investment Manager provides a variety of administrative services to the Funds. The Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Essex, Essex reimburses the Investment Manager for the costs that the Investment Manager bears in providing such services to the Funds.

The Investment Manager has voluntarily agreed, through at least October 1, 2007, to reimburse expenses of Small/Micro Cap to the extent total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund expenses and extraordinary expenses) exceed the following amounts of the Fund’s average daily net assets: Class A – 1.49%, Class C – 2.24%.

Small/Micro Cap is obligated to repay the Investment Manager such amounts reimbursed in future years provided that the repayment occurs within three (3) years after the reimbursement and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed the Fund’s expense cap. At May 31, 2007, the cumulative amount of unreimbursed expenses for Small/Micro Cap was $182,003.

The aggregate annual retainer paid to each Independent Trustee is $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which Managers Investment Group LLC serves as the Advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $10,000 per year. The Chairman of the Audit Committee receives an additional $2,000 per year. These amounts represent each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of Managers Investment Group LLC. Managers Distributors, Inc. (the “Distributor”) serves as the principal underwriter for the Funds. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”). Shares of the Funds will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to an Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI.

Effective March 1, 2006, Small/Micro Cap adopted a distribution and service plan (the “Plan”) with respect to the Class A and Class C shares of the Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges.

Pursuant to the Plan, Small/Micro Cap may compensate MDI for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to MDI up to 0.25% and 1.00% annually of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively.

The Plan further provides for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A or Class C shares of Small/Micro Cap for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the fiscal year ended May 31, 2007, for Growth were $20,763,888 and $31,300,937, respectively; and Small/Micro Cap were $95,197,221 and $80,996,654, respectively. There were no purchases or sales of U.S. Government securities for either Fund.

4.	Portfolio Securities Loaned

Each Fund may participate in a securities lending program offered by BNY providing for the lending of portfolio securities to qualified brokers. Collateral on all securities loaned are accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate. These earnings (after any rebates) are then divided between BNY, as a fee for its services under the program, and the Fund loaning the security, according to agreed-upon rates.

5.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6.	New Accounting Pronouncements

The Financial Accounting Standards Board (“FASB”) has recently issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 (the “Interpretation”), which applies to all registered investment companies and clarifies the accounting treatment of uncertain tax positions. The Interpretation is effective for financial statements for fiscal years beginning after December 15, 2006. Management has not yet completed their analysis of the Interpretation, and is not currently in a position to estimate the significance, if any, that the impact of adoption will have on the Funds’ financial statements.

On December 22, 2006, the SEC indicated it had no objection if a Fund implemented FIN 48 as late as the last net asset value per share calculation in the first required financial statement period for its fiscal year beginning after December 15, 2006.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Funds’ financial statements.

Managers AMG Funds

Tax Information (unaudited)

The Funds hereby designate the maximum amounts allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2006 and 2007 Form 1099-DIVs you receive for the Fund will show the tax status of all distributions paid to you during the respective calendar year.

Pursuant to section 852 of the Internal Revenue Code, each Fund had no long-term capital gain designations for the taxable year ended May 31, 2007.

The tax character of distributions paid during fiscal years 2007 and 2006 were as follows:

	Growth		Small/Micro Cap
	2007	2006	2007	2006
As a % of distributions paid:
Qualified ordinary income	—	—	—	—
Ordinary income - dividends received deduction	—	—	—	—

Report of Independent Registerd Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of

Essex Growth Fund and Essex Small/Micro Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Essex Growth Fund and Essex Small/Micro Cap Growth Fund (the “Funds”) at May 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

July 19, 2007

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 31 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 31 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 31 Funds in Fund Complex	Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 31 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP.

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 31 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 31 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1985-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Director of Research, Lyra/Starview Capital LLC (2004-2006); Partner, Northampton Capital Management, LLC; Partner, TRS Associates (Sole Proprietorship) and member of Massachusetts Finance Institute (wholly owned subsidiary of Alternative Investment Analytics). No other directorships held by Trustee.

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustee

The following Trustee is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
William J. Nutt, 3/30/45 • Trustee since 2005 • President since 2007 • Oversees 31 Funds in Fund Complex	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989- 1993); Senior Executive Vice President, The Boston Company (1982-1989).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bruce M. Aronow, 5/31/65 • Chief Financial Officer since 2005	Managing Partner, Managers Investment Group LLC (2005-Present); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2005- Present); Executive Vice President and Chief Financial Officer and Principal, Rorer Asset Management (1999- 2004); Chief Operating Officer, Rorer Asset Management (2001-2004).

Christine C. Carsman, 4/2/52 • Secretary since 2004	Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Donald S. Rumery, 5/29/58 • Treasurer since 1999	Senior Vice-President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000- Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Treasurer, The Managers Funds (1995-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004).

Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Subadvisor

Essex Investment Management Co., LLC

125 High Street, 29th Floor

Boston, Massachusetts 02110

Custodian

The Bank of New York

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PFPC, Inc.

attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

MANAGERS AND MANAGERS AMG EQUITY FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Kern Capital Management LLC

INTERNATIONAL EQUITY

Alliance Bernstein L.P.

Lazard Asset Management, LLC

Wellington Management Company, LLP

CHICAGO EQUITY PARTNERS

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

SMALL COMPANY

Epoch Investment Partners, Inc.

Kalmar Investment Advisers, Inc.

SPECIAL EQUITY

Donald Smith & Co., Inc.

Kern Capital Management LLC

Skyline Asset Management, L.P.

Smith Asset Management Group, LP

Veredus Asset Management LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment Mgmt., LLC

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member NASD.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

MANAGERS AND MANAGERS AMG

BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

GLOBAL

Armstrong Shaw Associates Inc.

Alliance Bernstein L.P.

First Quadrant, L.P.

Kern Capital Management LLC

Northstar Capital Management, Inc.

Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

MANAGERS

FIXED INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Company L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Evergreen Investment Management Co., LLC

HIGH YIELD

J.P. Morgan Investment Management Inc.

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2007	Fiscal 2006
Essex Growth Fund	$18,418	$18,960
Essex Small/Micro Cap Growth Fund	$11,462	$9,240

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2007	Fiscal 2006
Essex Growth Fund	$4,950	$4,500
Essex Small/Micro Cap Growth Fund	$4,400	$4,000

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2007 and $0 for fiscal 2006, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2006	2005	2006	2005	2006	2005
Control Affiliates	$357,120	$476,755	$839,245	$172,139	$0	$75,729

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a) (1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By:	/s/ William J. Nutt
William J. Nutt, President

Date:	July 31, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William J. Nutt
William J. Nutt, President

Date:	July 31, 2007

By:	/s/ Bruce M. Aronow
Bruce M. Aronow, Chief Financial Officer

Date:	July 31, 2007